UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2006

UNIVERSAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-652	54-0414210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1501 North Hamilton Street Richmond, Virginia	23230
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 1501 North Hamilton Street Richmond, Virginia

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The Registrant issued a press release on August 8, 2006, discussing its results for the quarter ended June 30, 2006. The press release is attached as Exhibit 99.2 and is incorporated by reference into this Item 2.02.

Item 8.01. Other Events.

The press release issued by the Registrant on August 1, 2006 attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

No.	Description
99.1	Press release dated August 1, 2006, announcing quarterly dividend.*

99.2	Press release dated August 8, 2006, announcing results for the quarter ended June 30, 2006.*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION

Date: August 8, 2006	By:	/s/ Preston D. Wigner
	Name:	Preston D. Wigner
	Title:	General Counsel and Secretary

2

Exhibit Index

Exhibit No.	Description
99.1	Press release dated August 1, 2006, announcing quarterly dividend.*

99.2	Press release dated August 8, 2006, announcing results for the quarter ended June 30, 2006.*

*	Filed herewith